SMITH BARNEY INCOME FUNDS

on behalf of the

Smith Barney Diversified Strategic Income Fund

Supplement Dated February 2, 2006

to the

Prospectus Dated November 28, 2005, As Amended

Effective February 1, 2006, Detlev Schlichter and Andres Sanchez-Balcazar have joined the portfolio management team of Citigroup Asset Management Limited (“CAM Ltd.”), sub-adviser to Smith Barney Diversified Strategic Income Fund (the “Fund”), a series of Smith Barney Income Funds, whom together with portfolio managers of Smith Barney Fund Management LLC, the investment manager for the Fund, are responsible for the day-to-day portfolio management of the Fund. Messrs. Schlichter and Sanchez-Balcazar also continue to be associated with Western Asset Management Company Limited (“Western Asset”), an affiliate of CAM Ltd., both of which are subsidiaries of Legg Mason, Inc., and have been appointed to serve as portfolio managers of CAM Ltd. to provide investment sub-advisory services to the funds. David Zahn is no longer a member of the team managing the Fund.

The following under the heading “Management” in the Prospectus describing the team of individuals who manage the Fund’s portfolio is supplemented as follows:

Portfolio Manager/Portfolio Management Team Members, Title	Portfolio Manager Since	Past 5 years’ business experience
Detlev Schlichter, CAM Ltd.	2006	Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2001; Director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

Andres Sanchez-Balcazar, CAM Ltd.	2006	Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; Portfolio manager associated with Western Asset since 2005; Director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

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